                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                                    --------

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                           -----

                       ----------------------------------

                       THE FIRST NATIONAL BANK OF CHICAGO
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

  A NATIONAL BANKING ASSOCIATION                         36-0899825
                                                              (I.R.S. EMPLOYER
                                                       IDENTIFICATION NUMBER)

ONE FIRST NATIONAL PLAZA, CHICAGO, ILLINOIS                         60670-0126
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                       THE FIRST NATIONAL BANK OF CHICAGO
                      ONE FIRST NATIONAL PLAZA, SUITE 0286
                         CHICAGO, ILLINOIS   60670-0286
            ATTN:  LYNN A. GOLDSTEIN, LAW DEPARTMENT (312) 732-6919
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                      ------------------------------------

     TUPPERWARE CORPORATION                   TUPPERWARE FINANCE COMPANY B.V.
     (EXACT NAME OF OBLIGOR AS                (EXACT NAME OF OBLIGOR AS
     SPECIFIED IN ITS CHARTER)                SPECIFIED IN ITS CHARTER)

     DELAWARE                                 THE NETHERLANDS
     (STATE OR OTHER JURISDICTION OF          (STATE OR OTHER JURISDICTION OF
     INCORPORATION OR ORGANIZATION)           INCORPORATION OR ORGANIZATION)

     36-40623333                              NOT APPLICABLE
     (I.R.S. EMPLOYER IDENTIFICATION          (I.R.S. EMPLOYER IDENTIFICATION
     NUMBER)                                  NUMBER)

     14901 SOUTH ORANGE BLOSSOM TRAIL         14901 SOUTH ORANGE BLOSSOM TRAIL
     ORLANDO, FLORIDA 32837                   ORLANDO, FLORIDA 32837
     (ADDRESS OF PRINCIPAL EXECUTIVE          (ADDRESS OF PRINCIPAL EXECUTIVE
     OFFICES)                                 OFFICES)

                                DEBT SECURITIES
                        (TITLE OF INDENTURE SECURITIES)

ITEM 1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING
          INFORMATION AS TO THE TRUSTEE:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR
          SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of Currency, Washington, D.C.,
          Federal Deposit Insurance Corporation,
          Washington, D.C., The Board of Governors of the Federal Reserve System, Washington, D.C.

          (B) WHETHER IT IS AUTHORIZED TO EXERCISE
          CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.  IF THE OBLIGOR
          IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH
          SUCH AFFILIATION.

          No such affiliation exists with the trustee.


ITEM 16.  LIST OF EXHIBITS.   LIST BELOW ALL EXHIBITS FILED AS A
          PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificates of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.  A copy of the existing by-laws of the trustee.*

          5.  Not Applicable.

          6.  The consent of the trustee required by
              Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not Applicable.

          9.  Not Applicable.


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, The First National Bank of Chicago, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 12th day of September, 1996.


            THE FIRST NATIONAL BANK OF CHICAGO,
            TRUSTEE

            BY  /S/ JOHN R. PRENDIVILLE
               JOHN R. PRENDIVILLE
               VICE PRESIDENT




* EXHIBIT 1, 2, AND 3 ARE HEREIN INCORPORATED BY REFERENCE TO EXHIBITS BEARING IDENTICAL NUMBERS IN ITEM 12 OF THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS EXHIBIT 26 TO THE REGISTRATION STATEMENT ON FORM S-3 OF THE CIT GROUP HOLDINGS, INC., FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 16, 1993 (REGISTRATION NO. 33-58418). EXHIBIT 4 IS HEREIN INCORPORATED BY REFERENCE TO THE FORM T-1 OF THE FIRST NATIONAL BANK OF CHICAGO, FILED AS
EXHIBIT 25.2 TO THE REGISTRATION STATEMENT ON FORM S-3 OF JOHN DEERE CAPITAL CORPORATION, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 21, 1996 (REGISTRATION NO. 333-10561).

                                   EXHIBIT 6



                      THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                       September 12, 1996



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In connection with the qualification of an indenture among Tupperware Finance Company B.V. (the "Issuer"), Tupperware Corporation (the "Guarantor") and The First National Bank of Chicago, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


               VERY TRULY YOURS,

               THE FIRST NATIONAL BANK OF CHICAGO

               BY: /S/ JOHN R. PRENDIVILLE
                   JOHN R. PRENDIVILLE
                   VICE PRESIDENT

                                   EXHIBIT 7

Legal Title of Bank:    The First National Bank of Chicago  Call Date: 06/30/96  ST-BK:  17-1630 FFIEC 031
Address:                One First National Plaza, Ste 0460                               Page RC-1
City, State  Zip:       Chicago, IL  60670
FDIC Certificate No.:   0/3/6/1/8
                        ---------

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                           C400
                                                                        DOLLAR AMOUNTS IN              ------------          (-
                                                                            THOUSANDS         RCFD     BIL MIL THOU      ----------
                                                                        -----------------     ----     -------------
ASSETS
1.  Cash and balances due from depository institutions (from Schedule
    RC-A):
    a. Noninterest-bearing balances and currency and coin(1).........                         0081        3,572,641          1.a.
    b. Interest-bearing balances(2)..................................                         0071        6,958,367          1.b.
2.  Securities
    a. Held-to-maturity securities (from Schedule RC-B, column A)....                         1754                0          2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D)..                         1773        1,448,974          2.b.
3.  Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal Funds sold............................................                         0276        5,020,878          3.a.
    b. Securities purchased under agreements to resell...............                         0277          918,688          3.b.
4.  Loans and lease financing receivables:
    a. Loans and leases, net of unearned income (from Schedule
    RC-C)............................................................   RCFD 2122 19,125,160                                 4.a.
    b. LESS: Allowance for loan and lease losses.....................   RCFD 3123    379,232                                 4.b.
    c. LESS: Allocated transfer risk reserve.........................   RCFD 3128          0                                 4.c.
    d. Loans and leases, net of unearned income, allowance, and
       reserve (item 4.a minus 4.b and 4.c)..........................                         2125       18,745,928          4.d.
5.  Assets held in trading accounts..................................                         3545        9,599,172          5.
6.  Premises and fixed assets (including capitalized leases).........                         2145          623,289          6.
7.  Other real estate owned (from Schedule RC-M).....................                         2150            8,927          7.
8.  Investments in unconsolidated subsidiaries and associated
    companies (from Schedule RC-M)...................................                         2130           57,280          8.
9.  Customers' liability to this bank on acceptances outstanding.....                         2155          632,259          9.
10. Intangible assets (from Schedule RC-M)...........................                         2143          156,715          10.
11. Other assets (from Schedule RC-F)................................                         2160        1,592,088          11.
12. Total assets (sum of items 1 through 11).........................                         2170       49,335,206          12.

- ------------------

(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

Legal Title of Bank:          The First National Bank of Chicago        Call Date:  06/30/96 ST-BK:  17-1630 FFIEC 031
Address:                      One First National Plaza, Ste 0460                                         Page RC-2
City, State  Zip:             Chicago, IL  60670
FDIC Certificate No.:         0/3/6/1/8
                              ---------

SCHEDULE RC-CONTINUED
                                                                DOLLAR AMOUNTS IN
                                                                   Thousands                         BIL MIL THOU
                                                                -----------------                    ------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E, part 1)............................                        RCON 2200       16,878,870         13.a.
       (1) Noninterest-bearing(1).............................  RCON 6631  7,855,880                                     13.a.(1)
       (2) Interest-bearing...................................  RCON 6636  9,022,990                                     13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries,
       and IBFs (from Schedule RC-E, part II).................                        RCFN 2200       12,677,057         13.b.
       (1) Noninterest bearing................................  RCFN 6631    766,936                                     13.b.(1)
       (2) Interest-bearing...................................  RCFN 6636 11,910,121                                     13.b.(2)
14. Federal funds purchased and securities sold under
    agreements to repurchase in domestic offices of the
    bank and of its Edge and Agreement subsidiaries, and
    in IBFs:
    a. Federal funds purchased................................                        RCFD 0278        1,318,968         14.a.
    b. Securities sold under agreements to repurchase.........                        RCFD 0279        1,197,589         14.b.
15. a. Demand notes issued to the U.S. Treasury...............                        RCON 2840          104,546         15.a.
    b. Trading Liabilities....................................                        RCFD 3548        6,431,784         15.b.
16. Other borrowed money:
    a. With original maturity of one year or less.............                        RCFD 2332        4,437,636         16.a.
    b. With original maturity of more than one year...........                        RCFD 2333           75,308         16.b.
17. Mortgage indebtedness and obligations under capitalized
    leases....................................................                        RCFD 2910          283,041         17.
18. Bank's liability on acceptance executed and outstanding...                        RCFD 2920          632,259         18.
19. Subordinated notes and debentures.........................                        RCFD 3200        1,275,000         19.
20. Other liabilities (from Schedule RC-G)....................                        RCFD 2930          892,947         20.
21. Total liabilities (sum of items 13 through 20)............                        RCFD 2948       46,205,005         21.
22. Limited-Life preferred stock and related surplus..........                        RCFD 3282            0             22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus.............                        RCFD 3838            0             23.
24. Common stock..............................................                        RCFD 3230          200,858         24.
25. Surplus (exclude all surplus related to preferred stock)..                        RCFD 3839        2,349,164         25.
26. a. Undivided profits and capital reserves.................                        RCFD 3632          584,878         26.a.
    b. Net unrealized holding gains (losses) on available-
       for-sale securities....................................                        RCFD 8434           (3,951)        26.b.
27. Cumulative foreign currency translation adjustments.......                        RCFD 3284             (748)        27.
28. Total equity capital (sum of items 23 through 27).........                        RCFD 3210        3,130,201         28.
29. Total liabilities, limited-life preferred stock, and equity
    capital (sum of items 21, 22, and 28).....................                        RCFD 3300       49,335,206         29.

Memorandum

To be reported only with the March Report of Condition.
1.   Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for
     the bank by independent external                                                              Number
                                                                                            ---------------------
     auditors as of any date during 1995 .....................................RCFD 6724.....|  N/A              |            M.1.
                                                                                            ---------------------

1 =  Independent audit of the bank conducted in accordance           4 =  Directors' examination of the bank performed by other
     with generally accepted auditing standards by a certified            external auditors (may be required by state chartering
     public accounting firm which submits a report on the bank            authority)
2 =  Independent audit of the bank's parent holding company          5 =  Review of the bank's financial statements by external
     conducted in accordance with generally accepted auditing             auditors
     standards by a certified public accounting firm which           6 =  Compilation of the bank's financial statements by
     submits a report on the consolidated holding company                 external auditors
     (but not on the bank separately)                                7 =  Other audit procedures (excluding tax preparation work)
3 =  Directors' examination of the bank conducted in                 8 =  No external audit work
     accordance with generally accepted auditing standards
     by a certified public accounting firm (may be required by
     state chartering authority)

- -------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.